Exhibit 10.3
AVANADE INC.
AVANADE VALUATION UNIT GRANT NOTICE — AUSTRALIA
LONG-TERM INCENTIVE PLAN
     Avanade Inc. (the “Company”), pursuant to the Avanade Inc. Long-Term Incentive Plan (the “Plan”), hereby grants to the undersigned Employee that number of Avanade Valuation Units (each, a “Unit” and collectively, the “Units”) set forth below. Each Unit is subject to all of the terms and conditions as set forth in this Avanade Valuation Unit Grant Notice (the “Grant Notice”) and in the Avanade Valuation Unit Agreement (“AVU Agreement”) and the Plan, which are attached to and incorporated into this Grant Notice in their entirety. No payments will be made by the Company to the Employee named below with respect to the Units unless the Employee has indicated his or her agreement to such terms by execution of this Grant Notice and the AVU Agreement.

Employee:

Grant Date:

Number of Units:

Base Value (per Unit):

Vesting Schedule:	[Twenty-five percent (25%) of the Units will vest on [Date] and on each annual anniversary thereafter, subject to earlier termination or acceleration as provided in the Agreement and/or the Plan.]
Additional Terms/Acknowledgement: The undersigned Employee acknowledges receipt of, and understands and agrees to this Grant Notice, the AVU Agreement, and the Plan. The Employee further acknowledges that a grant of Units is intended to, among other things, retain and motivate employees in the long term. As a result, the grant of Units pursuant to this Grant Notice is in consideration of the Employee providing his or her services in the future in a way which continues the Employee’s contribution to the Company’s success. Employee further acknowledges that the terms and provisions of this Grant Notice, the AVU Agreement, and the Plan, taken together, set forth the entire understanding between Employee and the Company regarding the Units and supersede any and all prior oral and written agreements on the subject. The Employee’s rights and obligations under the Employee’s contract of employment are not varied in any way by that understanding.

AVANADE INC.		[insert employee name]

By:

Its:		Signature

Date:

Attachments:		Address:

1.	Avanade Valuation Unit Agreement

2.	Long-Term Incentive Plan	Taxpayer ID: